UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 9, 2016

HALCÓN RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35467	20-0700684
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana St., Suite 6700 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 538-0300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                   Entry Into a Material Definitive Agreement

As previously disclosed, Halcón Resources Corporation (“Halcón”) has been involved in discussions with certain of its stakeholders in respect of a possible restructuring of the indebtedness and capitalization of Halcón and certain of its subsidiaries (collectively, the “Company”). On June 9, 2016, the Company entered into a restructuring support agreement (the “RSA”) with (i) holders representing 80% of the $1.02 billion in aggregate principal amount outstanding on the Company’s 13% senior secured notes due 2022 (the “Third Lien Holders”), (ii) holders representing 57% of the $650 million in aggregate principal amount outstanding on the Company’s 8.875% senior unsecured notes due 2021, 9.25% senior unsecured notes due 2022 and 9.75% senior unsecured notes due 2020 (collectively, the “Unsecured Noteholders”), (iii) the holder of 100% of the $290 million in aggregate principal amount outstanding on the Company’s 8% senior unsecured convertible note due 2020 (the “Convertible Noteholder”), and (iv) holders of 63% of the outstanding shares of the Company’s 5.75% series A convertible perpetual preferred stock (the “Preferred Holders” and together with the Third Lien Holders, Unsecured Noteholders and Convertible Noteholder, the “Stakeholders”), to support a restructuring on the terms of a plan of reorganization as described therein. The RSA contemplates that the Company will file for voluntary relief under chapter 11 of the United States Bankruptcy Code in the U.S. Bankruptcy Court in the District of Delaware on or before August 2, 2016 if certain approval levels are attained from the Stakeholders in favor of the restructuring plan in accordance with the term sheet for a plan of reorganization annexed to the RSA (the “Term Sheet”). The description below of the RSA and annexed Term Sheet is qualified by reference to the full text of such agreement, copies of which are filed herewith as Exhibits 10.1 and 10.2 respectively and are incorporated herein by reference.

Pursuant to the terms of the RSA and the Term Sheet, Stakeholders and other interest holders will receive the following treatment:

•                  The Company will obtain a credit facility pursuant to an amendment or an amendment and restatement of its existing Revolving Credit Agreement (or any replacement financing) in an aggregate principal amount of not less than $600,000,000 (the “Amended Revolving Credit Agreement”), which Amended Revolving Credit Agreement shall be (a) in form and substance reasonably satisfactory to the Requisite Unsecured Noteholders (as defined in the RSA), and (b) in form and substance satisfactory to the Requisite Third Lien Noteholders (as defined in the RSA).

•                  The Company’s Second Lien Notes (consisting of $700 million in aggregate principal amount outstanding of 8.625% senior secured notes due 2020 and $113 million in aggregate principal amount outstanding of 12% senior secured notes due 2022) shall be reinstated.

•                  Third Lien Holders will receive their pro rata share of 76.5% of the common stock of reorganized Halcón, together with a cash payment of $33.8 million, and accrued and unpaid interest on their notes through May 15, 2016.

•                  Unsecured Noteholders will receive their pro rata share of 15.5% of the common stock of reorganized Halcón, together with a cash payment of $37.6 million and warrants to purchase 4% of the pro forma equity of reorganized Halcón with a four year term and an exercise price based on an equity value of $1.33 billion, and accrued and unpaid interest on their notes through May 15, 2016.

•                  The Convertible Noteholder will receive 4% of the common stock of reorganized Halcón, together with a cash payment of $15.0 million and warrants to purchase 1% of the pro forma equity of reorganized Halcón with a four year term and an exercise price based on an equity value of $1.33 billion.

•                  Preferred Holders will receive their pro rata share of $11.1 million in cash.

•                  Existing common stockholders will receive their pro rata share of 4% of the common stock of reorganized Halcón.

•                  General unsecured claims are unimpaired.

Each of the foregoing percentages is subject to dilution from the exercise of the new warrants described above and a management incentive plan.

The RSA contains certain covenants on the part of the Company and the Stakeholders, including that the Stakeholders vote in favor of the Plan (as defined in the RSA) and otherwise facilitate the restructuring transaction. The RSA also provides for termination by each party upon the occurrence of certain events, including without limitation the failure of the Company to achieve certain milestones.

Item 7.01                   Regulation FD Disclosure.

Attached as Exhibit 99.1 to this Current Report on Form 8-K, is a copy of Halcón’s press release dated June 10, 2016 announcing the entry into the RSA.

In accordance with General Instruction B.2 of Form 8-K, Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall Exhibit 99.1, be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

Certain statements and information included herein may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. Statements that are not strictly historical statements constitute forward-looking statements and may often, but not always, be identified by the use of such words such as “expects”, “believes”, “intends”, “anticipates”, “plans”, “estimates”, “potential”, “possible”, or “probable” or statements that certain actions, events or results “may”, “will”, “should”, or “could” be taken, occur or be achieved.  Forward-looking statements are based on current beliefs and expectations and involve certain assumptions or estimates that involve various risks and uncertainties that could cause actual results to differ materially from those reflected in the statements. These risks include, but are not limited to, those set forth in Halcón’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and other filings submitted by Halcón to the U.S. Securities and Exchange Commission (“SEC”), copies of which may be obtained from the SEC’s website at www.sec.gov or through Halcón’s website at www.halconresources.com. Readers should not place undue reliance on any such forward-looking statements, which are made only as of the date hereof. Halcón has no duty, and assumes no obligation, to update forward-looking statements as a result of new information, future events or changes in Halcón’s expectations.

Item 9.01                   Financial Statements and Exhibits.

(d)   Exhibits. The following exhibits are filed or furnished, as applicable, as part of this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Restructuring Support Agreement

10.2	Term Sheet

99.1	Press release issued by Halcón on June 10, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALCÓN RESOURCES CORPORATION

June 13, 2016	By:	/s/ Mark J. Mize
	Name:	Mark J. Mize
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Restructuring Support Agreement

10.2	Term Sheet

99.1	Press release issued by Halcón on June 10, 2016